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                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in the registration statement on Form S-3 (the "Registration Statement") of our reports dated March 3, 2000 included in Brandywine Realty Trust's Annual Report on Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this Registration Statement.



                                                    /s/  ARTHUR ANDERSEN LLP
                                                   ----------------------------
                                                   Arthur Andersen LLP
Philadelphia, Pennsylvania
December 28, 2000